Earnings Per Share	12 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Earnings Per Share
Note 9.	Earnings Per Share

The following table sets forth the computation of earnings per share for the periods indicated. Basic net income per share has been computed using the weighted average number of shares of common stock outstanding during the period. Diluted net income per share has been computed using the weighted average number of common shares outstanding during the period plus dilutive potential shares of common stock from (1) stock options, performance and restricted shares (under the treasury stock method) and (2) convertible debt (under the If-Converted method) outstanding during the period. The Company’s convertible debt calculated under the If-Converted method was antidilutive for the fiscal year 2018 and was excluded from the calculation of earnings per share.

Year Ended June 30,	2018	2017	2016
($000 except per share)
Net earnings	$88,002	$95,274	$65,486
Divided by:
Weighted average shares	62,499	62,576	61,366

Basic earnings per common share	$1.41	$1.52	$1.07

Net earnings	$88,002	$95,274	$65,486
Divided by:
Weighted average shares	62,499	62,576	61,366
Dilutive effect of common stock equivalents	2,634	1,931	1,543
Diluted weighted average common shares	65,133	64,507	62,909

Diluted earnings per common share	$1.35	$1.48	$1.04

The following table presents potential shares of common stock excluded from the calculation of diluted net income per share, as their effect would have been antidilutive ($000):

Year Ended June 30,	2018	2017	2016
Stock options and restricted shares	135	140	153
0.25% Convertible Senior Notes due 2022	7,331	-	-
Total anti-dilutive shares	7,466	140	153